EXHIBIT 10.28

Execution

FIRST AMENDMENT TO MASTER EQUIPMENT FINANCING AGREEMENT

This FIRST AMENDMENT TO MASTER EQUIPMENT FINANCING AGREEMENT
dated as of October 17, 2024 (this “First Amendment”) is made by and among ROCKET LAB USA, INC., a Delaware corporation (“Parent”), and the other borrowers listed on the signature pages hereto (collectively, the “Borrowers” and each, individually, a “Borrower”), and TRINITY CAPITAL INC., a Maryland corporation (“Lender” or “Trinity”). This Amendment shall have an effective date of October 17, 2024 (the “Effective Date”).

WHEREAS, Borrowers and Lender are parties to that certain Master Equipment Financing Agreement dated December 29, 2023 (the “MEFA”), and certain Equipment Financing Schedules executed from time-to-time pursuant thereto, including Equipment Financing Schedule No. 1 dated December 29, 2023 (“Schedule 1” and collectively with all other Equipment Financing Schedules, the “Schedules”).

WHEREAS, Borrowers and Lender desire that certain provisions of the MEFA and certain Schedules be amended to accommodate the modifications described herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, Borrowers and Lender agree as follows:

1.New Definitions. The following definitions are hereby added to Section 18 of the MEFA in their proper alphabetical order.

a.“CHIPS Equipment” means Equipment that has been funded entirely or in part by funding provided for in the Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act of 2022 or rules or regulations promulgated thereunder and that is identified as “CHIPS Equipment” on part (c) of Annex A to the First Amendment.

b.“First Amendment” means the First Amendment to the Equipment Financing Documents entered into to be effective as of the First Amendment Effective Date, by and between Lender and Borrower.

c.“First Amendment Effective Date” means September [-], 2024.

2.Section 2.1.    The second sentence of Section 2 is here by amended and restated as follows:
a.“This Agreement, the Schedules, the First Amendment and any other agreements executed in connection herewith are, collectively, “Equipment Financing Documents”.

3.Section 11(b).    The definition of “Excluded Collateral” in Section 11(b) is here by amended and restated as follows:

a.““Excluded Collateral” means (A) any real property, and any motor vehicles, airplanes, vessels and other assets to the extent, in each case, subject to certificates of title and that have an aggregate value of less than $300,000, (B) letter of credit rights with a value individually of less than $1,500,000 (other than to the extent consisting of a supporting obligation or that can be perfected by the filing of a UCC financing statement), intercompany notes with a value individually of less than $1,500,000 (other than to the extent a security interest therein can be perfected by the filing of a UCC financing statement) and commercial tort claims with a claim value individually of less than $1,500,000, (C) any governmental licenses or state or local franchises, charters

First Amendment to MEFA – Rocket Lab

and authorizations to the extent the grant of a security interest is prohibited or restricted thereby (except to the extent such prohibition or restriction is ineffective under the UCC or other applicable law) other than proceeds and receivables thereof the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition, (D) any property or assets as to which pledges thereof or security interests therein are prohibited or restricted by applicable law or the organizational documents of any non-wholly owned subsidiary (including any requirement to obtain the consent of any (x) governmental authority, (y) similar regulatory third party or (z) any other person which is not an affiliate of a Borrower, in each case, except to the extent such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law, (E) any lease, license or other contract or agreement (including, for the avoidance of doubt, any investment management agreement) or any property or assets subject to an agreement binding on and relating to such property at the time of acquisition thereof (and not entered into in contemplation of such acquisition), to the extent that a grant of a Lien therein would violate or invalidate, such lease, license or other contract or agreement or create a right of termination or right of acceleration in favor of any party (other than a Borrower) thereto or otherwise require consent thereunder (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law) and other than proceeds and receivables thereof; (F) Excluded Accounts; (G) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, (H) equity interests in captive insurance subsidiaries, not-for-profit subsidiaries, and special purpose entities used for permitted securitization facilities, (I) any property subject to a purchase money arrangement or capital lease obligation permitted hereunder to the extent that a grant of a security interest therein would violate or invalidate such purchase money arrangement or capital lease obligation or create a right of termination in favor of any other party thereto (other than a Borrower) after giving effect to the applicable anti- assignment provisions of the UCC and other applicable law, other than proceeds and receivables thereof the assignment of which is expressly deemed effective under the UCC or other applicable Law notwithstanding such prohibition and (J) CHIPS Equipment.”

4.Amendment to Collateral. The Collateral on Schedule 1 is hereby amended by amending and restating Exhibit A to Schedule 1 in its entirety as set forth in part (a) of Annex A to this First Amendment.

5.Conditions of Effectiveness. The effectiveness of this First Amendment shall be subject to the satisfaction of each of the following conditions precedent:

a.Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses when due in accordance with 66(d) and (ii) all other fees, costs and expenses, if any, due and payable as of the First Amendment Effective Date under the Equipment Financing Documents.

b.This Amendment. Lender shall have received this First Amendment, dated as of the date hereof, executed by Lender and Borrower.

c.Representations and Warranties; No Default. On the First Amendment Effective Date, after giving effect to the amendments of the Equipment Financing Documents contemplated hereby:

a.The representations and warranties contained in Section 4 of the MEFA shall be materially true and correct (without duplication of any materiality qualifiers in the representation) on and as of the First Amendment Effective Date as though made on and as of such date (except in the case of any representation and warranty which expressly relates to a given date, such representation and warranty shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such specified date, if earlier); and

b.No Event of Default shall have occurred and be continuing.

6.Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby confirms, as of the First Amendment Effective Date, that the representations and warranties contained in Section 4 of the MEFA are materially true and correct (without duplication of any materiality qualifiers in the representation) on and as of the First Amendment Effective Date as though made on and as of such date (except in the case of any representation and warranty which expressly relates to a given date, such representation and warranty shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such specified date, if earlier). For the purposes of this Section 6,
(i) each reference in Section 4 of the MEFA to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the MEFA as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

7.Post-Closing Covenant. The Equipment identified as “Collateral Due By Final Collateral Deadline Date” on part (b) of Annex A to this First Amendment (the “New Equipment”) must be delivered and accepted by Borrower, and Lender must have a perfected security interest in such New Equipment, no later than December 31, 2024 (or such later date as agreed by Lender in its sole discretion) (the “Final Collateral Deadline Date”). If Lender does not have a perfected security interest in such New Equipment by the Final Collateral Deadline Date, Lender shall calculate the difference between (x) the outstanding obligations (including, but not limited to Payments) owed by Borrower to Lender under the Equipment Financing Documents and (y) the orderly liquidation value of the Equipment then securing such obligations and notify the Borrower of such amount (the “Overadvance Prepayment Amount”). If the Borrower does not receive the New Equipment by the Final Collateral Deadline Date and does not pay the Overadvance Prepayment Amount within one Business Day of receiving notice of such amount from the Lender, an Event of Default shall occur. The Overadvance Prepayment Amount shall not be subject to the Prepayment Premium or any other fees.

8.Miscellaneous.

(a)Equipment Financing Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the MEFA and the other Equipment Financing Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the grant of security under Section 11 of the MEFA and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Equipment Financing Documents, including without limitation any Schedules funded on or after the First Amendment Effective Date, as of the date hereof.

(b)[Reserved]

(c)No Reliance. Borrower hereby acknowledges and confirms to Lender that Borrower is executing this First Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other person.

(d)Costs and Expenses. Borrower agrees to pay to Lender within ten (10) days of its receipt of an invoice (or on the First Amendment Effective Date to the extent invoiced on or prior to the First Amendment Effective Date), the out-of-pocket costs and expenses of Lender, and the fees and disbursements of counsel to Lender (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this First Amendment and any other documents to be delivered in connection herewith on the First Amendment Effective Date or after such date.

(e)Binding Effect. This First Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(g)Complete Agreement; Amendments. This First Amendment and the Equipment Financing Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this First Amendment and the Equipment Financing Documents merge into this First Amendment and the Equipment Financing Documents.

(h)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)Equipment Financing Documents. This Amendment and the documents related hereto shall constitute Equipment Documents.

9.UCC Amendments. Borrowers agrees that Trinity may file UCC-3 amendments to the UCC- 1 form on file to reflect the changes to collateral described in this Amendment.

Execution

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed as of the Date first set forth above.

TRINITY CAPITAL INC., a Maryland
corporation

By: /s/Sarah Stanton
Name: Sarah Stanton
Title: General Counsel and Chief Compliance Officer

“Borrowers”

ROCKET    LAB    USA,    INC.,    a    Delaware
corporation
Rocket Lab Global Services, LLC, a Delaware limited liability company
ASI Aerospace LLC, a Delaware limited liability company
Planetary Systems Corporation, a District of Colombia corporation
SolAero Holdings, Inc., a Delaware corporation SolAero, LLC, a Delaware limited liability company
SolAero Technologies Corp.,
SolAero Solar Power LLC, a Delaware limited liability company
SolAero IRB Company LLC, a New Mexico limited liability company
Rocket Lab National Security LLC, a Delaware limited liability company
Rocket Lab Composites, LLC, a Delaware limited liability company

By: /s/ Adam Spice
Name: Adam Spice
Title: Chief Financial Officer

3881 McGowen Street
Long Beach, California 90808
Phone: (714) 655 2936

[SIGNATURE PAGE TO FIRST AMENDMENT TO MEFA]

First Amendment to MEFA – Rocket Lab

ANNEX A

(a)Amended and Restated Exhibit A to Schedule:

Ref#	Qty.	Qty. 2	Asset #	Manufacturer	Model	Capacity	Asset Type	Serial No.	Year	Description	Condition Codes	Asset Class	Orderly Liquidation Value ($OLV)	Location/Descr iption Summary	Locations	Collateral	Date
New	2			SLM NXG XII		SLM NXG XII- 600	SLM	60.23.0111 and	2024	Metal 3DPrinter			7,700,000	SLM	Long Beach CA Rocket Lab USA, 3881 McGowen Street, Long Beach, CA- 90808	New - Delivered	Delivered
New	1			SLM Depowder Station		DPS	SLM	60300002	2024	Depowdering Station			275,000	SLM	Long Beach CA Rocket Lab USA, 3881 McGowen Street, Long Beach, CA- 90808	New - Delivered	Delivered
New	1			SLM Funnel		SLM Funnel	SLM	22384605	2024	Material Transfer Funnel			33,240	SLM	Long Beach CA Rocket Lab USA, 3881 McGowen Street, Long Beach, CA- 90808	New - Delivered	Delivered
New	1			SLM Exchangeable fresh powder tank with interface for DPS		SLM Universal Tank	SLM	166613-105/20	2024	Powder Loading/ Unloading Tank			47,700	SLM	Long Beach CA Rocket Lab USA, 3881 McGowen Street, Long Beach, CA- 90808	New - Delivered	Delivered
New	1			LC3 UPS System - Rexel			Rexel	1.ET143JBA0 3 2.ET142JBA0 1 3.ET143JBA0 2 4.ET134KAA0 7 5.FT131KXX0 4 6.ET132UXX0 6 7.ET152GAA0 6 8.ET152GAA0 7 9.ET143GAA0 4 10.ET141KXX 06 11.ET143GAA 03 12.ET143GAA 02 13.ET152GAA 05	2024				268,000	Rexel	Wallops Island, VA	New - Delivered	Delivered
394.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVDMulti- Reaction Chamber Ring- Shaped Planetary	Reactor	703220	2023	with Fully Autm	N	P	5,251,435	R&DLab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor received - Aixtron	Current

(b)Collateral Due By Final Collateral Deadline Date:

Ref#	Qty.	Qty. 2	All Locations Asset # Manufac turer	Model	Capacity	Asset Type	Serial No.	Year	Descripti on	Conditio n Codes	Asset Class	Cost	Location /Descript ion Summar y	Location s	Collater al	Date
New	2		ZT275A2-P- 8.6-60 Atlas Copco Model ZT275			Compressors		2024				339,600	Compressors	Wallops Island, VA	New	Q4 2024
New	1		ZT200A2-P- 8.6-60 Atlas Copco Model ZT200			Compressors		2024				149,750	Compressors	Wallops Island, VA	New	Q4 2024
New	2		C06-60- 5200LX LX- SERIES Low- Pressure Gas Compressor			Compressors		2024				199,600	Compressors	Wallops Island, VA	New	Q4 2024
New	2		C06-60- 5200LX LX- SERIES			Compressors		2024				199,600	Compressors	Wallops Island, VA	New	Q4 2024
New	2		AC-30 4x6x13 Centrifugal Pump			Pump		2024				304,970	Pump	Wallops Island, VA	New	Q3 2024
New	2		AC-30 4x6x13 Centrifugal Pump			Pump		2024				304,970	Pump	Wallops Island, VA	New	Q3 2024
New	1		Tempest Chilling System			Chiller		2024				405,000	Chiller	Wallops Island, VA	New	Q4 2024
New	2		Inoxcva Tanks			Tank		2024				378,000	Tank	Wallops Island, VA	New	Q4 2024
New	1		Calvary Robotics	SPM	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Automation line for SPM		2024	Telesat co	N	P	5,942,000	New Machinery & Equipment	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	New	Q4 2024

First Amendment to MEFA – Rocket Lab

(c)CHIPS Equipment:

Ref#	Qty.	Qty. 2	Asset #	Manufac turer	All Locations Model Capacity Asset Type			Serial No.	Year	Descripti on	Conditio n Codes	Asset Class	Orderly Liquidati	Location /Descript	Location s	Collater al	Date
525.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Reactor		2024	with Fully	N	P	3,675,000	R&D Lab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor Axitron - Order in Q4 FY24 witth 12- 18 monthly delivery.	FY25 H2
526.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Reactor		2024	with Fully	N	P	3,675,000	R&D Lab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor Axitron timing unknown FY26	FY26
527.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Reactor		2024	with Fully	N	P	3,675,000	R&D Lab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor Axitron timing unknown FY26	FY26
528.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Reactor		2024	with Fully	N	P	3,675,000	R&D Lab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor Axitron timing unknown FY26	FY26
529.000	1-	1		Aixtron	G10-AsP	Fully Automated MOCVD Multi- Reaction Chamber Ring-Shaped Planetary	Reactor		2024	with Fully	N	P	3,675,000	R&D Lab	SolAero Rocket Lab USA, 10420 Research Road SE, Albuquerque, NM-87123	Reactor Axitron timing unknown FY26	FY26

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